                                                                   Exhibit 10.26
                                                                   -------------

                                 LOAN AGREEMENT


     LOAN AGREEMENT ("Agreement") made as of December 29, 2000, by and between MADISON RIVER LTD FUNDING CORP, a Delaware corporation ("Borrower") and RURAL TELEPHONE FINANCE COOPERATIVE, a South Dakota cooperative association ("Lender"),

                                    RECITALS

     WHEREAS, Lender has outstanding loans (the "Outstanding Loans") to COASTAL UTILITIES, INC., GALLATIN RIVER COMMUNICATIONS, L.L.C., GULF TELEPHONE COMPANY, MADISON RIVER MANAGEMENT COMPANY (f/k/a Madison River Communications, Inc.), and MEBTEL, INC. (collectively the "Existing Borrowers") as more particularly described in Schedule 1.

     WHEREAS, certain of the Outstanding Loans are secured by certain Pledge and Security Agreements ("Outstanding Pledges") executed respectively by GALLATIN RIVER HOLDINGS L.L.C., GULF COAST SERVICES, INC., MADISON RIVER CAPITAL, LLC, COASTAL UTILITIES, INC., and COASTAL COMMUNICATIONS, INC. (collectively the "Existing Pledgors") as more particularly described in Schedule 1.

     WHEREAS, certain of the Outstanding Loans are guaranteed (the "Outstanding Guaranties") respectively by GALLATIN RIVER HOLDINGS L.L.C., and GULF LONG DISTANCE, INC. (collectively the "Existing Guarantors") as more particularly described in Schedule 1.

     WHEREAS, Borrower and the Existing Borrowers have requested Lender to allow Borrower to assume the Existing Borrowers' obligations for the Outstanding Loans and to loan additional funds to Borrower for the purpose of purchasing additional SCCs (as defined herein);

     WHEREAS, Lender is willing to allow Borrower to assume the Existing Borrowers' obligations for the Outstanding Loans and to loan additional funds to Borrower for the purpose of purchasing SCCs upon the terms and conditions set forth in this Agreement (collectively the "Assumed Loans");

     WHEREAS, the Existing Pledgors have agreed to enter into Amended Pledge And Security Agreements to support the Assumed Loans ("Amended Pledges");

     WHEREAS, Madison River Holdings Corp., Madison River Management Company, and Madison River LTD Funding Corp. (collectively the "New Pledgors") have agreed to enter into Pledge and Security Agreements to support the Assumed Loans ("New Pledges");

     WHEREAS, the Existing Borrowers and the Existing Guarantors have agreed to execute secured guaranties to guarantee the Assumed Loans (collectively the "New Guaranties") as more particularly described in Schedule 1.

     NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Borrower and Lender do hereby agree as follows:

     l.   CONSTRUCTION AND DEFINITION OF TERMS

     All accounting terms not specifically defined herein shall have the meanings assigned to them as determined by generally accepted accounting principles ("GAAP"). In addition to the terms defined elsewhere in this Agreement, unless the context otherwise requires, when used herein, the following terms shall have the following meanings:

     "Adjustment Date" shall mean a date or dates, determined by the Lender based on the term (or rate period) of the applicable Fixed Rate, after the date of the initial Advance to the Maturity Date.

     "Advance" shall mean an Advance as defined in Section 2.02.

     "Amended Pledges" shall have the meaning set forth in the Recitals hereinabove.

     "Assumed Loans" shall have the meaning set forth in the Recitals hereinabove.

     "Business Day" shall mean any day that Lender is open for business.

     "Cash Margins" for any year shall mean net income (including guaranty payments made by or to any of the Subsidiaries that would be included in net income according to GAAP) plus depreciation, amortization and any other non-cash charges (including deferred compensation expenses), less any non-cash credits and principal on long-term debt payable in such year, as calculated on a Combined Basis.

     "Certified" shall mean that the information, statement, schedule, report or other document required to be "Certified" shall contain a representation of a duly authorized officer of Borrower that such information, statement, schedule, report or other document is true and correct and complete.

     "Closing" shall mean the first date on which funds are advanced to Borrower hereunder.

     "Collateral" shall mean the Mortgaged Property, as such term is defined in the Mortgage, and all proceeds, cash and non-cash, including insurance proceeds, of the foregoing, whether in the possession of Borrower or any other person and certain equity interests and related proceeds and dividends described in, and pledged to Lender pursuant to the Pledge and Security Agreement.

     "Combined Basis" shall mean the consolidated and combined, without duplication, financial statement for Madison River LTD Funding Corp., Gallatin River Holdings L.L.C., and their Subsidiaries.

     "Commitment" shall have the meaning set forth in Schedule 1 hereto.

     "Current Ratio" for any year shall mean the ratio of total current assets to total current liabilities, as determined by dividing total current assets by total current liabilities as measured on a Combined Basis.

     "Current Ratio Test" shall have the meaning set forth in Section 7.03.

     "Debt Service Coverage Ratio" or "DSC" for any year shall mean (a) total net income (including guaranty payments made by or to any of the Subsidiaries that would be included in net income according to GAAP) or margins plus depreciation and amortization and deferred compensation expense, and interest on long-term debt for such year, divided by
(b) principal and interest on long-term debt payable in such year, as measured on a Combined Basis.

     "EBITDA" shall mean, for any year, (a) net income (including guaranty payments made by or to any of the Subsidiaries or margins that would be included in net income according to GAAP) for such period plus (b) the sum of the following: (i) interest expense payable on long-term debt; (ii) income taxes;
(iii) depreciation, amortization and other similar non-cash charges; and (iv) extraordinary losses less (c) any extraordinary gains, the write up of any assets, and any investment income or losses (including all Lender patronage capital allocations).

     "Event of Default" shall mean any of the events described in Section 8 hereof.

     "Existing Borrowers" shall have the meaning set forth in the Recitals hereinabove.

     "Existing Guarantors" shall have the meaning set forth in the Recitals hereinabove.

     "Existing Pledgors" shall have the meaning set forth in the Recitals hereinabove.

     "Fixed Rate" shall mean the interest rate per annum provided for in
Schedule 1 and in Section 2.03 of this Agreement plus the interest rate adders specified as follows:

           -----------------------------------------------------------
                  Loan Designation         Interest Rate Adder
           -----------------------------------------------------------
                     NC813-9001                    50 bp
           -----------------------------------------------------------
                     NC813-9002                    75 bp
           -----------------------------------------------------------
                     NC813-9003                    75 bp
           -----------------------------------------------------------
                     NC813-9004                    35 bp
           -----------------------------------------------------------
                     NC813-9005                    35 bp
           -----------------------------------------------------------
                     NC813-9006                    50 bp
           -----------------------------------------------------------


     "Investor Dividends" shall have the meaning set forth in Section 7.03.

     "Investor Dividend Net Worth Test" shall have the meaning set forth in
Section 7.03.

     "Leases" shall mean any lease of property by which Borrower, or any Subsidiary of Borrower or Gallatin River Holdings L.L.C. shall be obligated for rental or other payments which in the aggregate are in excess of $100,000 other than such equipment leases which are in form and substance substantially in conformity with lease agreements in general use in Borrower's industry by companies of size and character similar to Borrower.

     "Leverage Ratio" shall mean (a) Total Debt divided by (b) EBITDA as measured on a Combined Basis.

     "Lien" shall mean any statutory or common law consensual or non-consensual mortgage, pledge, security interest, encumbrance, lien, right of set-off, claim or charge of any kind, including, without limitation, any conditional sale or other title retention transaction, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code of any jurisdiction.

     "Loan" shall mean the Assumed Loans in an aggregate principal amount not to exceed the Commitment.

     "Material Adverse Effect" shall mean any event or circumstance that, in Lender's reasonable discretion, has a material and adverse effect upon the business, operations, assets or properties, or financial condition of the Borrower, Gallatin River Holdings L.L.C. and the Subsidiaries , taken as a whole.

     "Make-Whole Premium" shall mean the excess, if any, of (i) the present value of the amount of interest that would have accrued during the applicable Fixed Rate period on that portion of the Loan to be prepaid or converted over
(ii) the present value of the amount of interest Lender would earn if that portion of the Loan to be prepaid or converted was reinvested for the remainder of the applicable Fixed Rate period in U.S. Treasury obligations with a maturity comparable to the remaining term of the applicable Fixed Rate period. For purposes of calculating the present value in (i) and (ii) above, the discount rate will be the rate of interest accruing on the U.S. Treasury obligations in
(ii) above.

     "Minimum Net Worth Test" shall be calculated on a consolidated basis for the Borrower and shall mean an equity to total asset ratio of at least forty percent (40%). Equity shall be determined by subtracting total liabilities from total assets.

     "Mortgage" shall mean the mortgage and security agreement described in
Schedule 1.

     "Net Worth" shall be calculated on a Combined Basis and arrived at by subtracting total liabilities from total assets.

     "New Guaranties" shall have the meaning set forth in the Recitals hereinabove.

     "New Pledges" shall have the meaning set forth in the Recitals hereinabove.

     "New Pledgors" shall have the meaning set forth in the Recitals hereinabove.

     "Note" shall mean the Note or Notes, including Secured Revolving Line of Credit Agreements, executed and delivered by Borrower at or prior to Closing pursuant to Subsection 5.02(a) hereof, as more particularly described in
Schedule 1, and all renewals, replacements and extensions thereof.

     "Obligations" shall include the full and punctual performance of all present and future duties, covenants and responsibilities due to the Lender by Borrower under this Agreement, the Note, the Other Agreements, all present and future obligations of Borrower to the Lender for the payment of money under this Agreement, the Note, the Other Agreements, extending to all principal amounts, interest, late charges and all other charges and sums, as well as all costs and expenses payable by Borrower under this Agreement, the Note, the Other Agreements, and any and all other present and future monetary liabilities of Borrower to the Lender, whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, related or unrelated to this Agreement, whether or not of the same character or class as Borrower's obligations under this Agreement and the Note, whether or not secured under any other document, instrument or statutory or common law provision, as well as all renewals, refinancings, consolidations, recastings and extensions of any of the foregoing.

     "Other Agreements" shall mean any and all promissory notes, security agreements, assignments, subordination agreements, pledge or hypothecation agreements, mortgages, deeds of trust, leases, contracts, guaranties, instruments and documents now and hereafter existing between the Lender and Borrower executed and/or delivered pursuant to this Agreement or guaranteeing, securing or in any other manner relating to any of the Obligations, including, the instruments and documents referred to in Subsection
5.02 hereof.

     "Payment Date" shall mean the last day of each of the months referred to in
Schedule 1 hereto.

     "Payment Notice" shall mean the notice furnished to the Borrower at least quarterly indicating the precise amount of principal and/or interest due on the next ensuing Payment Date, such notice to be sent to the Borrower at least ten
(10) days before such Payment Date.

     "Person" shall include natural persons, corporations, associations, partnerships, joint ventures, trusts, governments and agencies and departments thereof, and every other entity of every kind.

     "Post Transaction Net Worth" shall have the meaning set forth in Section 7.03.

     "Subordinated Capital Certificate" or "SCC" shall mean a subordinated certificate representing an investment in the Lender purchased by the Borrower in connection with the Loans.

     "Subsidiary" at any time means any entity that is at the time beneficially owned or controlled directly or indirectly by the Borrower, Gallatin River Holdings L.L.C., by one or more such entities or by the Borrower and one or more such entities.

     "Tax Dividends" shall have the meaning set forth in Section 7.03.

     "Termination Date" shall mean that date which is three (3) years from the date hereof.

     "Times Interest Earned Ratio" or "TIER" for any year shall mean (a) total net income (including guaranty payments made by or to any of the Subsidiaries that would be included in net income according to GAAP) or margins plus income taxes plus interest payable on long-term debt for such year, divided by (b) interest on long-term debt payable in such year, as measured on a Combined Basis.

     "Total Debt" shall mean, for any year, total indebtedness, on a Combined Basis, as calculated in accordance with Generally Accepted Accounting Principles excluding SCCs.

     "Total Plant" shall be calculated on a Combined Basis and shall mean the total of all assets included in property, plant and equipment pursuant to generally accepted accounting principles and shall exclude any goodwill or plant acquisition adjustments.

     "Variable Rate" shall mean the variable rate established by the Lender from time to time for loans similarly classified pursuant to Lender's policies and procedures then in effect plus the interest rate adders specified as follows:

              ----------------------------------------------------------
                      Loan Designation       Interest Rate Adder
              ----------------------------------------------------------
                         NC813-9001                 50 bp
              ----------------------------------------------------------
                         NC813-9002                 75 bp
              ----------------------------------------------------------
                         NC813-9003                 75 bp
              ----------------------------------------------------------
                         NC813-9004                 35 bp
              ----------------------------------------------------------
                         NC813-9005                 35 bp
              ----------------------------------------------------------

              ----------------------------------------------------------
                         NC813-9006                 50 bp
              ----------------------------------------------------------
                         NC813-5101                 50 bp
              ----------------------------------------------------------


     2.    LOAN

     2.01. Loan. The Lender agrees to make the Loan to Borrower subject to all of the terms and conditions of this Agreement and the Other Agreements.

     2.02. Advances. The Lender agrees to make, and the Borrower agrees to request, on the terms and conditions of this Agreement, Advances from time to time at the office of the Lender in Herndon, Virginia, or at such other place as the Lender may designate, not to exceed the Commitment. The Borrower shall give the Lender at least one Business Day prior written notice of the date on which each Advance is to be made. On the Termination Date the Lender may stop advancing funds and reduce the Commitment to the aggregate amount theretofore advanced. The obligation of the Borrower to repay the Advances shall be evidenced by the Note.

     2.03. Payment, Amortization and Interest Rate.

     (a)   Payment. The Borrower shall pay on each Payment Date quarterly
           -------
installments, in an amount as determined by the Lender, of principal and/or interest as shown in the Payment Notice, except that, if not sooner paid, any balance of the principal amount and interest accrued thereon and all other amounts due hereunder shall be due and payable on the Maturity Date. Payment of principal of the unadvanced loan funds hereunder shall commence after the first full quarter following the initial Advance of funds as set forth in Schedule 1 and on each subsequent Payment Date until the Maturity Date or such earlier date as all amounts due hereunder and on account of the Note shall have been paid in full. Payment of interest hereunder is due on each Payment Date in which a principal balance is outstanding. Principal will be amortized in accordance with the method stated in Schedule 1 hereto.

The Lender will use, for purposes of calculating the amortization of principal, one of the following interest rates, as applicable:

     (i)   The Fixed Rate in effect on the Adjustment Date; or

     (ii)  The Variable Rate in effect when amortization begins; or

     (iii) If the Borrower elects to convert from one interest rate program to another, the interest rate then in effect for the elected program.

At the Lender's option, all payments shall be applied first to late payment charges due, as hereinafter provided, then to interest accrued to the date of such payment, and then to the reduction of principal balance outstanding.

No provision of this Agreement or the Note shall require the payment, or permit the collection, of interest in excess of the highest rate permitted by applicable law.

     (b)   Interest Rate. Each Advance shall be initially made at the Variable
           -------------
Rate. Interest shall be computed from the actual number of days elapsed on the basis of a year of 365 days until the first Payment Date following the initial Advance. Thereafter, interest shall continue to be computed for the actual number of days elapsed on the basis of a year of 365 days unless a Fixed Rate is applicable to the Loan, in which case interest shall be computed on the basis of a 30-day month and 360-day year.

    (i)   Variable Rate. If Advances are made at the Variable Rate, it shall
          -------------
          apply until the Maturity Date, except as provided hereinbelow.

    (ii)  Fixed Rate. If the Borrower elects a Fixed Rate, such Fixed Rate as is
          ----------
          available and in effect for loans similarly classified pursuant to Lender's policies and procedures then in effect at the time of the election shall apply to such Advance until the Adjustment Date. Upon notice given by the Borrower five (5) Business Days prior to such Adjustment Date, Borrower may elect to reset the interest rate to such Fixed Rate as is available and in effect at the time of such Adjustment Date. Such reset Fixed Rate shall apply to that portion of the outstanding principal balance of the Loan elected to have a Fixed Rate from the Adjustment Date until a new Adjustment Date or the Maturity Date. If Borrower does not elect to reset the Fixed Rate, the Variable Rate shall apply to the outstanding principal balance of the Loan that had been bearing interest at the Fixed Rate prior to such Adjustment Date, from such Adjustment Date to the Maturity Date.

    (iii) Conversion to Different Interest Program.


          (A)  Variable Rate to Fixed Rate. Subject to the conditions set forth
               ---------------------------
               herein, the Borrower may convert from the Variable Rate to the Fixed Rate for any portion or all of the principal amount of the Commitment then outstanding at any time provided the Lender offers a Fixed Rate at such time.

          (B)  Fixed Rate to Variable Rate. The Borrower may convert from a
               ---------------------------
               Fixed Rate to the Variable Rate: (1) on an Adjustment Date or (2) at any other time, provided that the Borrower shall pay Lender any applicable Make-Whole Premium.

    2.04. Prepayment. In the event the Borrower prepays all or part of the Loan, the Borrower shall pay any prepayment fee as the Lender may prescribe pursuant to the terms of this Section 2.04. All prepayments shall be accompanied by payment of accrued and unpaid interest on the amount of and to the date of the prepayment. All prepayments shall be applied first to fees, second to the payment of accrued and unpaid interest, and then to the unpaid balance of the principal amount of the Loan. If the Loan bears interest at the Variable Rate the Borrower may prepay the Loan or any portion thereof, as the case may be, at any time subject to the terms hereof and said prepayment fee shall be in an amount equal to fifty (50) basis points times the amount being prepaid. If the Loan bears interest at the Fixed Rate, the Borrower may prepay the Loan only on an Adjustment Date or any such other date provided that the Borrower shall pay a prepayment fee in an amount equal to fifty (50) basis points times the amount being prepaid plus any applicable Make-Whole Premium.

    2.05. 10% Subordinated Capital Certificates. The Borrower agrees to the purchase, transfer and cancellation of SCCs as specified in Schedule 1 hereto. If the Borrower obtains Advances hereunder other than for the purpose of purchasing SCCs and fails to pay for the SCCs, then the Lender may make Advances for the account of the Borrower to purchase the SCCs. The Lender agrees to deliver the SCCs on or about the date on which the SCCs have been paid for in full. The SCCs shall bear no interest and shall mature in accordance with the terms thereof.

     3.    SECURITY

     As security for the payment and performance of all of the Obligations, Borrower has (a) entered into the Mortgage pledging and granting to the Lender a prior and continuing security interest in the Collateral that may be secured by the Mortgage that shall continually exist until all Obligations have been paid in full, (b) executed and obtained the Amended Pledges and the New Pledges with Lender pursuant to which the respective Pledgors have pledged certain equity interests as described therein, and (c) obtained the New Guaranties. If reasonably required by the Lender at any time, Borrower shall make notations, satisfactory to the Lender, on its books and records disclosing the existence of the Lender's security interest in the Collateral. Borrower agrees that, with respect to the Collateral which is subject to Article 9 of the Uniform Commercial Code, the Lender shall have, but not be limited to, all the rights and remedies of a secured party under the Uniform Commercial Code. The Lender shall have no liability or duty, either before or after the occurrence of an Event of Default hereunder, on account of loss of or damage to, or to collect or enforce any of its rights against, the Collateral, or to preserve any rights against account debtors or other parties with prior interests in the Collateral.

     4.    REPRESENTATIONS AND WARRANTIES

     To induce the Lender to enter into this Agreement, Borrower represents and warrants to the Lender as of the date of this Agreement that:

     4.01. Good Standing. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization; has the power to own its property and to carry on its business; is duly qualified to do business; and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except to the extent such lack of qualification would not have a Material Adverse Effect.

     4.02. Authority. Borrower has corporate power and authority to enter into this Agreement, the Mortgage and the Pledge Agreement; to make the borrowing hereunder; to execute and deliver all documents and instruments required hereunder and to incur and perform the obligations provided for herein, in the Mortgage, in the Pledge Agreement and in the Note, all of which have been duly authorized by all necessary and proper corporate and other action; and no consent or approval of any person, including, without limitation, stockholders and members of Borrower and any public authority or regulatory body, which has not been obtained is required as a condition to the validity or enforceability hereof or thereof.

     4.03. Binding Agreement. This Agreement has been duly and properly executed by Borrower, constitutes the valid and legally binding obligation of Borrower and is fully enforceable against Borrower in accordance with its terms, subject only to laws affecting the rights of creditors generally, the exercise of judicial discretion in accordance with general principles of equity or because waivers of statutory or common law rights or remedies may be limited.

     4.04. No Conflicting Agreements. The execution, delivery of and performance by Borrower of this Agreement, the Mortgage, the Pledge Agreement and the Note, and the transactions contemplated hereby or thereby, will not: (a) violate any provision of law, any order, rule or regulation of any court or other agency of government, any award of any arbitrator, the charter or by-laws of Borrower, or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which Borrower is a party or by which it or any of its property is bound; or
(b) be in conflict with, result in a
breach of or constitute (with due notice and/or lapse of time) a default under, any such award, indenture, contract, agreement, mortgage, deed of trust or other instrument, or result in the creation or imposition of any Lien (other than contemplated hereby) upon any of the property or assets of Borrower, except to the extent such lack of qualification would not have a Material Adverse Effect.

     4.05. Litigation. There are no judgments, claims, actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower or its properties, at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, which may result in any material adverse change in the business, operations, prospects, properties or assets or in the condition, financial or otherwise, of Borrower, and Borrower is not, to its knowledge, in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a material adverse effect on Borrower.

     4.06. Financial Condition. The financial statements of Borrower as at the date set forth in Schedule 1 hereto, heretofore delivered to the Lender, are complete and correct, fairly present the financial condition of Borrower and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis. There are no liabilities of Borrower, direct or indirect, fixed or contingent, as of the date of such statements that are not reflected therein. There has been no material adverse change in the financial condition or operations of the Borrower from that set forth in said financial statements except changes previously disclosed in writing to the Lender prior to the date hereof.

     4.07. Taxes. Borrower has paid or caused to be paid all federal, state and local taxes to the extent that such taxes have become due, unless the Borrower is contesting in good faith any such tax. Borrower has filed or caused to be filed all federal, state and local tax returns that are required to be filed by Borrower.

     4.08. Title to Properties. Borrower has good and marketable title to all of its real properties and owns all of its other properties and assets free and clear of any liens, except (a) the lien of the Mortgage and taxes or assessments not yet due; (b) deposits or pledges to secure payment of workmen's compensation, unemployment insurance, old age pensions or other social security;
(c) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of borrowed money), leases, public or statutory obligations, surety or appeal bonds, or other deposits or pledges for purposes of like general nature in the ordinary course of business; and (d) easements, rights of way, zoning and similar restrictions and encumbrances not interfering with the ordinary conduct of the business of the Borrower and which do not detract materially from the value of such property or asset to which they attach or impair materially from the value of such property or asset to which they attach or impair materially Borrower's use thereof or materially adversely affect Lender's lien thereon.

     4.09. Licenses and Permits. Borrower has duly obtained and now holds all licenses, permits, certifications, approvals and the like necessary to own and operate its property and business that are required by federal, state and local laws of the jurisdictions in which Borrower conducts its business and each remains valid and in full force and effect except to the extent the failure to hold such licenses, permits, certifications or approvals or the lack of validity of the foregoing could not, in each case, be reasonably expected to have a Material Adverse Effect.

     4.10. Subsidiaries. Borrower has no Subsidiaries other than Subsidiaries heretofore disclosed to the Lender, or hereafter formed or acquired with the prior written consent of the Lender.

     4.11. Certain Indebtedness. There is no material indebtedness of Borrower owing to any employee, officer, stockholder or director of the board of Borrower other than accrued salaries, commissions and the like and any indebtedness subordinated to the Obligations pursuant hereto.

     4.12. Location of Office. The chief place of business of the Borrower and the office where its records concerning accounts and contract rights are kept is identified in Schedule 1 hereto.

     4.13. Required Approvals. No license, consent, permit or approval of any governmental agency or authority is required to enable the Borrower to enter into this Agreement or to perform any of its obligations provided for herein except as disclosed on Schedule 1 hereto and except with respect to regulatory approvals which may be required in connection with the Lender's enforcement of certain remedies hereunder.

     4.14. ERISA. Each pension plan of Borrower and its Subsidiaries providing benefits for employees of Borrower or such Subsidiary covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereto ("ERISA"), is in compliance with ERISA in all material respects, and no material liability to the Pension Benefit Guaranty Corporation ("PBGC") or to a multiemployer plan has been, or is expected by Borrower or its Subsidiaries to be, incurred by Borrower or such Subsidiaries.

     5.    CONDITIONS OF LENDING

     The Lender shall have no obligation to make the initial Advance to Borrower hereunder unless, as of the date of Closing, each of the following conditions precedent shall be satisfied as provided below:

     5.01. Legal Matters. All legal matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to counsel for the Lender and to such local counsel as counsel for the Lender may retain.

     5.02. Documents. There shall have been delivered to the Lender, fully completed and duly executed (when applicable), the following, satisfactory to the Lender and its counsel:

               (a)  This Agreement and the Note;

               (b) Certified copies, satisfactory to the Lender, of all such corporate documents and proceedings of the Borrower authorizing the transactions herein contemplated;

               (c) A written opinions from Borrower's, New Guarantors', Existing Guarantors', New Pledgors' and Existing Pledgors' counsel addressing such legal matters as the Lender or its counsel shall reasonably require;

               (d) The Borrower shall have (i) executed the Mortgage; (ii) if any real property is owned by Borrower, recorded a valid and binding Mortgage granting Lender a first lien in all real property owned by Borrower; (iii) filed financing statements in all jurisdictions necessary to provide Lender a first priority, perfected security interest in all Collateral which may be perfected by the filing of financing statements; and (iv) delivered such other documents as are necessary to create or continue a perfected security interest in favor of the Lender in the Collateral;

               (e) The Pledge Agreement dated as of even date herewith and related stock power(s);

               (f) The New Guaranties dated as of even date herewith and related documents;

               (g) The New Pledges dated as of even date herewith and related stock powers;

               (h)  The Amended Pledges;

               (i) Written consent of the Coastal Utilities, Inc., Gallatin River Communications L.L.C., and Mebtel, Inc. to the termination of their respective line of credit agreements with Lender;

               (j) Written consent of Gulf Telephone Company and Coastal Utilities, Inc. to the transfer of their respective SCCs to Borrower;

               (k) Written consent of Mebtel, Inc. Gallatin River Communications L.L.C., and Madison River Management Company to the cancellation of their respective 5% SCCs and the crediting of the amount of those SCCs towards the purchase of new 10% SCCs in the amounts shown in Schedule 1; and

               (l) The Assignment of Management Contracts by Madison River Management Company dated as of even date herewith.

     5.03. Government Approvals. The Borrower shall have furnished to the Lender true and correct copies of all certificates, authorizations and consents, including without limitation the consents referred to in Section 4.13 hereof, necessary for the execution, delivery or performance by the Borrower of this Agreement, the Note and the Mortgage.

     5.04. Representations, Warranties and Material Change. At Closing and at the date of every subsequent Advance hereunder, all covenants, representations and warranties set forth in this Agreement shall be true and correct on and as of such time with the same effect as though such covenants, representations and warranties had been made on and as of such date; no Event of Default specified in Section 8 and no event which, with the lapse of time or the notice and lapse of time specified in Section 8 would become such an Event of Default, shall have occurred and be continuing or will have occurred after giving effect to the Advance on the books of the Borrower; there shall have occurred no material adverse change in the business or condition, financial or otherwise, of the Borrower; and nothing shall have occurred which in the opinion of the Lender materially and adversely affects the Borrower's ability to meet its obligations hereunder.

     5.05. Special Conditions. At Closing and at the time of every subsequent Advance hereunder, the Lender and its counsel shall be fully satisfied that the Borrower has complied and will continue to comply with any special conditions identified in Schedule 1 hereto.

     5.06. Requisitions. The Borrower will request Advances in form and substance satisfactory to the Lender. Pursuant to the terms and conditions hereof, the Lender will wire the proceeds of the requested Advance to an account as directed by the Borrower.


     6.    AFFIRMATIVE COVENANTS

     Borrower covenants and agrees with the Lender that, until all of the Obligations have been paid in full, Borrower will:

     6.01. Membership. Remain, or an affiliate thereof will remain, a member in good standing of the Lender.

     6.02. Financial Statements and Other Information. Furnish to the Lender (a) quarterly financial statements within 60 days of the close of the periods ending March 31, June 30, September 30, and December 31 for (i) Borrower, on a consolidated basis; (ii) Gallatin River Holdings L.L.C., on a consolidated basis; and (iii) Borrower and Gallatin River Holdings L.L.C. on a Combined Basis, and; (b) audited financial statements within 120 days of the fiscal year-end for (i) Borrower, on a consolidated basis, (ii) Gallatin River Holdings L.L.C., on a consolidated basis,; and (iii) Borrower and Gallatin River Holdings L.L.C. on a Combined Basis.

     6.03. Financial Ratios. Subject to applicable laws and rules and orders of regulatory bodies, and to events which in the judgment of the Lender are beyond the control of the Borrower, so operate and manage its business as to achieve, on a Combined Basis, an annual DSC, an annual Leverage Ratio, and an annual TIER as follows:


- ----------------------------------------------------------------------------------------------------
                          2000      2001     2002     2003        2004       2005 and thereafter
- ----------------------------------------------------------------------------------------------------
TIER                       N/A       N/A     1.00     1.25        1.25              1.50
- ----------------------------------------------------------------------------------------------------
DSC                       1.25      1.25     1.25     1.25        1.25              1.25
- ----------------------------------------------------------------------------------------------------
Leverage Ratio             5.5       5.5      5.0      4.5         4.0               4.0
- ----------------------------------------------------------------------------------------------------


     6.04. Annual Certificate. Within one hundred twenty (120) days after the close of each calendar year, commencing with the year in which the initial Advance hereunder shall have been made, deliver to the Lender a written statement signed by the general manager or other similar presiding officer stating that to the best of said person's knowledge, the Borrower has fulfilled all of its Obligations under this Agreement, the Note, and the Mortgage throughout such year or, if there has been a default in the fulfillment of any such Obligations, specifying each such default known to said person and the nature and status thereof.

     6.05. Use of Proceeds. Use Advances made hereunder and under the Note only for the purpose identified in Schedule 1 hereto and for the payment of the costs, expenses and fees incident to this Agreement and for no other purpose whatsoever without the prior written consent of the Lender.

     6.06. Special Affirmative Covenants. During the term hereof, Lender and its counsel shall be fully satisfied that the Borrower has complied and will continue to comply with any special affirmative covenants identified in Schedule 1 hereto.

     6.07. Mortgage Filing. Within ten (10) days of acquiring any real property, the Borrower shall cause the Mortgage to be duly recorded as a first mortgage on all real property and the Mortgage or other appropriate documentation shall have been duly filed, recorded or indexed as a security interest in personal property wherever the Lender shall have reasonably requested, all in accordance with applicable law, and the Borrower shall have caused satisfactory evidence thereof to be furnished to the Lender.


     7.    NEGATIVE COVENANTS.

     7.01. Notice. Borrower covenants and agrees with the Lender that Borrower will not, directly or indirectly, without giving written notice to the Lender thirty days prior to the effective date of any change:

               (a)  Change Location of Chief Place of Business. Change the
                    ------------------------------------------
                    location of the Borrower's chief place of business.

               (b)  Change of Name. Change the name of Borrower.
                    --------------

     7.02. Consent. Borrower covenants and agrees with the Lender that Borrower, Gallatin River Holdings LLC and their Subsidiaries will not, directly or indirectly, without the prior written consent of the Lender:

                    (a)  Control. Alter or permit alteration of control of the
                         -------
                         Borrower or Gallatin River Holdings L.L.C. Control shall be as defined by regulations for telephone companies issued by the Federal Communications Commission ("FCC").

                    (b)  Subsidiaries. Form or acquire any Subsidiaries.
                         ------------

                    (c)  Additional Indebtedness. Borrow money on a secured
                         -----------------------
                         basis from any other lender or incur any additional secured indebtedness; borrow money or incur any unsecured indebtedness in excess of five percent (5%) of total assets; or enter into or allow any of its Subsidiaries to enter into any Leases, unless at that time Borrower's and Gallatin River Holdings L.L.C.'s Combined Basis post Transaction Net Worth is 40% or greater, except that Borrower and Gallatin River Holdings L.L.C. may incur additional unsecured trade debt provided that, in the aggregate, the total does not exceed 5% of their Combined Basis total assets. Notwithstanding the foregoing, Borrower and Gallatin River Holdings L.L.C. and their Subsidiaries may incur intercompany debt without Lender's prior written approval.

     7.03. Dividends and Other Cash Distributions. The Borrower and its Subsidiaries will not, without the prior approval in writing of the Lender, make dividend payments or any other cash distributions related to its capital stock unless and until, after giving effect to such dividend payment: (a) Borrower and Gallatin River Holdings LLC, on a Combined Basis, achieves an equity-to-total stock assets ratio ("Post Transaction Net Worth") of 40% or greater, have achieved its financial ratio requirements for the preceding period and have a Current Ratio of 1.25 or greater ("Current Ratio Test"); or (b) Borrower and Gallatin River Holdings LLC's Combined Basis Post Transaction Net Worth is 30% or greater, the dividend payment does not exceed 35% of their Combined Basis prior year's Cash Margins, and the Current Ratio Test and financial ratio requirements for the preceding period are met on a Combined Basis. However, notwithstanding the foregoing, annual dividend payments of up to $9,225,000 may be made by Gulf Telephone Company, Gulf Communications, LLC and/or the Borrower, without Lender's prior written approval provided that Borrower is current on its obligations to Lender and is not in material default of any of the covenants under the this Loan Agreement and the Other Agreements. Notwithstanding the foregoing, Borrower's Subsidiaries may make dividend payments to Borrower for the purpose of servicing Borrower's debts to Lender without the prior approval of Lender and Borrower may make distributions in the amount of income taxes that are attributable to Borrower's earnings.

Gallatin River Holdings L.L.C. and its Subsidiaries may not, without the prior approval in writing of the Lender, make dividend payments or any other cash distributions related to its membership interests except that it may make dividend payments to its member-owners without Lender's prior written approval for the purpose of funding the member-owner's income tax liability on its earnings ("Tax Dividends") provided that (i) for any year the Tax Dividends, in the aggregate, do not exceed 50% of Gallatin River Holdings LLC's prevailing fiscal year-to-date consolidated net income, and, (ii) after giving effect to the transaction, the Current Ratio Test is met. Gallatin River Holdings LLC and its Subsidiaries may not declare or pay dividends to their shareholders or member-owners, as the case may be ("Investor Dividends") without Lender's prior written approval unless and until (i) the Combined Basis equity-to-total assets ratio is 40% or greater after giving effect to the transaction ("Investor Dividend Net Worth Test"); (ii) the aggregate of the Investor Dividends and the Tax Dividends does not exceed 50% of the Combined Basis prior year's Cash Margins; and

(iii) the Current Ratio Test is met. Notwithstanding the above, Gallatin River Holdings LLC and its Subsidiaries may make distributions to its member-owners, without Lender's prior written approval, for the purpose of servicing debts to Lender.

Notwithstanding anything to the contrary herein, Borrower and/or its Subsidiaries may make cash dividends in an amount not to exceed fifty (50%) of the net proceeds of any sale of its holdings in Illuminet, Inc.

     7.04. Special Negative Covenants. During the term hereof, Lender and its counsel shall be fully satisfied that the Borrower has complied and will continue to comply with any special negative covenants identified in Schedule 1 hereto.

     7.05. Limitations on Loans, Investments and Other Obligations:

     (a) The Borrower shall not, without first obtaining the written approval of Lender, (i) purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities or obligations of or beneficial interest in, (ii) make any other investment in, (iii) make any loan to, or (iv) guarantee, assume, or otherwise become liable for any obligation of, any corporation, association, partnership, joint venture, trust, government or any agency or department thereof, or any other entity of any kind if the aggregate amount of all such purchases, investments, loans and guarantees exceeds in any twelve (12) month period the greater of ten percent (10%) of Total Plant or thirty percent (30%) of Net Worth.

     (b) The following shall not be included in the limitation on purchases investments, loans and guarantees in (a) above: (i) bonds, notes, debentures, stock, or other securities or obligations issued by or guaranteed by the United States government or any agency or instrumentality thereof; (ii) bonds, notes, debentures, stock, commercial paper, subordinated capital certificates, or other security or obligation of institutions whose senior unsecured debt obligations are rated by at least two nationally recognized rating organizations in either or its two highest categories; (iii) investments incidental to loans made by RTFC; (iv) bonds, notes, debentures, commercial paper or any other security of the National Rural Utilities Cooperative Finance Corporation; and (v) any deposit that is fully insured by the Federal Government.

     8.   EVENTS OF DEFAULT

     The occurrence of any one or more of the following events shall constitute an "Event of Default":

               (a) Representations and Warranties. Any representation or warranty made herein, in any of the Other Agreements or in any statement, report, certificate, opinion, financial statement or other document furnished or to be furnished in connection with this Agreement or the Other Agreements shall be false or misleading in any material respect.

               (b) Payment. Failure of Borrower to make any of the payment Obligations, including, without limitation, any sum due the Lender under this Agreement or any of the Other Agreements, when and as the same shall become due, whether at the due date thereof, by demand, by acceleration or otherwise.

               (c) Other Covenants. Failure of Borrower to observe or perform any warranty, covenant or condition to be observed or performed by Borrower, Existing Borrowers, Existing Pledgors, New Pledgors, or New Guarantors under this Agreement or any of the Other Agreements.

               (d) Corporate Existence. The Borrower shall forfeit or otherwise be deprived of its corporate charter, franchises, permits, easements, consents or licenses required to carry on any material portion of its business.

               (e) Other Obligations. Default by the Borrower in the payment when due of any money owed by the Borrower, whether principal, interest, premium or otherwise, under any other agreement for borrowing money in an amount in excess of five percent (5%) of total assets, whether or not such borrowing is secured.

               (f) Bankruptcy. (i) A court shall enter a decree or order for relief with respect to the Borrower or any Subsidiary or guarantor (if any) in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official, or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days, or (ii) the Borrower or any Subsidiary or guarantor (if any) shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or under any such law, or consent to the appointment or taking of possession by a receiver, liquidator, assignee, custodian or trustee, of a substantial part of its property, or make any general assignment for the benefit of creditors.

               (g) Dissolution or Liquidation. (i) Other than as provided in subsection (e) above, the dissolution or liquidation of the Borrower or any

                    Subsidiary or guarantor (if any), or (ii) failure by the Borrower or any Subsidiary promptly to forestall or remove any execution, garnishment or attachment of such consequence as will impair its ability to continue its business or fulfill its obligations and such execution, garnishment or attachment shall not be vacated within sixty (60) days.

               (h) Final Judgment. A final non-appealable judgment in excess of $250,000 shall be entered against the Borrower and shall remain unsatisfied or without a stay for a period of sixty
                    (60) days.


     9.    RIGHTS AND REMEDIES

     9.01. Rights and Remedies of the Lender. Upon the occurrence of an Event of Default, the Lender may, subject to:

     (i) thirty (30) days prior written notice to Borrower during which time Borrower shall have the opportunity to cure said Event of Default, except with respect to Events of Default pursuant to Sections 8(a), 8(b), 8(f)(ii) and 8(g)(i) above which shall require no notice or demand and shall have no period to cure; provided, however, that Borrower shall not be entitled to any separate notice and opportunity to cure any Event of Default which specifies its own cure period, as for example, the Event of Default specified in Section 8(h); and

     (ii) compliance, if required, with the rules and regulations of the FCC and any state public service or utilities commission having jurisdiction;

exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to all rights and remedies available to the Lender under applicable law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:

           (a) Declare all unpaid principal outstanding on the Note, all accrued and unpaid interest thereon, and all other Obligations to be immediately due and payable and the same shall thereupon become immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

           (b) Institute any proceeding or proceedings to enforce the Obligations owed to, or any Liens in favor of the Lender.

           (c) Pursue all rights and remedies available to the Lender that are contemplated by the Mortgage in the manner, upon the conditions, and with the effect provided in the Mortgage, including but not limited to a suit for specific performance, injunctive relief or damages.

           (d) Pursue any other rights and remedies available to the Lender at law or in equity.

     9.02. Cumulative Nature of Remedies. Nothing herein shall limit the right of the Lender, subject to notice and right to cure provisions contained herein, to pursue all rights and remedies available to a creditor following the occurrence of an Event of Default subject to compliance, if required, with the rules and regulations of the FCC and any state public service or utilities commission having jurisdiction. Each right, power and remedy of the Lender in this Agreement and/or the Other Agreements shall be cumulative and concurrent, and recourse to one or more rights or remedies shall not constitute a waiver or any other right, power or remedy.

     9.03. Costs and Expenses. Borrower agrees to pay and to be liable for any and all reasonable expenses, including attorney's fees and court costs, incurred by the Lender in exercising or enforcing any of its rights hereunder or under the Other Agreements, together with interest thereon at the rate and determined in the manner provided in the Mortgage. Subject to the Mortgage and applicable law, the Lender may apply all Collateral and proceeds of all Collateral to the Obligations in any manner that the Lender, in its sole discretion, deems appropriate, and Borrower will continue to be liable for any deficiency.

     9.04. Late Payment Charges. If payment of any principal and/or interest due under the terms of the Note is not received at the office of the Lender in Herndon, Virginia, or as the Lender may otherwise designate to the Borrower, within such time period as the Lender may prescribe from time to time in its policies in connection with any late payment charges (such unpaid amount of principal and/or interest being herein called the "delinquent amount" and the period beginning after such due date until payment of the delinquent amount being herein called the "late-payment period"), the Borrower will pay to the Lender, in addition to all other amounts due under the terms of the Note, the Mortgage, and this Agreement, any late-payment charge as may be fixed by the Lender from time to time, on the delinquent amount for the late-payment period.

     9.05. Lender's Setoff. The Lender shall have the right, in addition to all other rights and remedies available to it, to setoff and to recover against any or all of the Obligations due to Lender, any monies now and hereafter owing to Borrower by the Lender. Borrower waives all rights of setoff, deduction, recoupment or counterclaim.


     10.    MISCELLANEOUS

     10.01. Performance for Borrower. Borrower agrees and hereby authorizes that the Lender may, in its sole discretion, but the Lender shall not be obligated to, advance funds on behalf of Borrower without prior notice to Borrower, in order to insure Borrower's compliance with any material covenant, warranty, representation or agreement of Borrower made in or pursuant to this Agreement or any of the Other Agreements, to preserve or protect any right or interest of the Lender in the Collateral or under or pursuant to this Agreement or any of the Other Agreements, including without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Collateral or other property or assets of Borrower; provided, however,
(i) prior to making any such advance, the Lender shall give the Borrower prior written notice of its intent to make such advances and, unless there is some imminent danger of the occurrence of a Material Adverse Effect, the Borrower shall have fifteen (15) Business Days to rectify the issue set forth in such notice, and (ii) that the making of any such advance by the Lender shall not constitute a waiver by the Lender of any Event of Default with respect to which such advance is made nor relieve Borrower of any such Event or Default. Borrower shall pay to the Lender upon demand all such advances made by the Lender with interest thereon at the rate and determined in the manner provided in the Note. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted the Lender hereunder to the extent permitted by law.

     10.02. Expenses and Filing Fees. Whether or not any of the transactions contemplated hereby shall be consummated, Borrower agrees to pay to the Lender at Closing or thirty (30) days after the execution and delivery hereof, whichever is earlier, all expenses of the Lender in connection with the filing or recordation of all financing statements and instruments as may be required by the Lender at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes and other costs and taxes incident to recordation of any document or instrument in connection herewith. Borrower agrees to save harmless and indemnify the Lender from and against any liability resulting from the failure to pay any required documentary stamps, recordation and transfer taxes, recording costs, or any other expenses incurred by the Lender in connection with this Agreement. The provisions of this Subsection 10.02 shall survive the execution and delivery of this Agreement and the payment of all other Obligations.

     10.03. Waivers by Borrower. Borrower hereby waives, to the extent the same may be waived under applicable law: (a) in the event the Lender seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (b) presentment, demand for payment, protest and notice of non-payment and all exemptions; and (c) substitution, impairment, exchange or release of any collateral security for any of the Obligations. Borrower agrees that the Lender may exercise any or all of its rights and/or remedies hereunder and under the Other Agreements without resorting to and without regard to security or sources of liability with respect to any of the Obligations.

     10.04. Waivers by the Lender. Neither any failure nor any delay on the part of the Lender in exercising any right, power or remedy hereunder or under any of the Other Agreements shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     10.05. Lender's Records. Every statement of account or reconciliation rendered by the Lender to Borrower with respect to any of the Obligations shall be presumed conclusively to be correct and shall constitute an account stated between the Lender and Borrower unless, within ten (10) Business Days after such statement or reconciliation shall have been mailed, postage prepaid, to Borrower, the Lender shall receive written notice of specific objection thereto.

     10.06. Modifications. No modification or waiver of any provision of this Agreement, the Note or any of the Other Agreements, and no consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

     10.07. Notices. All notices, requests and other communications provided for herein including, without limitation, any modifications of, or waivers, requests or consents under, this Agreement shall be given or made in writing (including, without limitation, by telecopy) and delivered to the intended recipient at the "Address for Notices" specified below; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when personally delivered or, in the case of a telecopied or mailed notice, upon receipt, in each case given or addressed as provided for herein. The Address for Notices of the respective parties are as follows:

                     Rural Telephone Finance Cooperative
                     Woodland Park
                     2201 Cooperative Way
                     Herndon, Virginia 20171-3025
                     Attention:  Chief Executive Officer

                     Fax: 703-709-6780

                     The Borrower:

                     The address set forth in
                     Schedule 1 hereto

     10.08. Governing Law; Submission To Jurisdiction; Waiver of Jury Trial.

     (a) THE PERFORMANCE AND CONSTRUCTION OF THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

     (b) BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES COURTS LOCATED IN VIRGINIA AND OF ANY STATE COURT SO LOCATED FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE ESTABLISHING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (c) EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     10.09. Holiday Payments. If any payment to be made by the Borrower hereunder shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment.

     10.10. Consent to Patronage Capital Distributions. Borrower hereby consents that the amount of any distributions with respect to Borrower's patronage which are made in written notices of allocation (as defined in Section 1388 of the Internal Revenue Code of 1986, as amended ("Code") including any other comparable successor provision) and which are received from Lender will be taken into account by Borrower at their stated dollar amounts in the manner provided in Section 1385(a) of the Code in the taxable year in which such written notices of allocation are received.

     10.11. Right to Inspect. The Borrower shall permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from the books and records pertaining to the Collateral, and permit representatives of the Lender to be present at Borrower's place of business to receive copies of all communications and remittances relating to the Collateral, all in such manner as the Lender may reasonably require.

     10.12. Survival; Successors and Assigns. All covenants, agreements, representations and warranties made herein and in the Other Agreements shall survive Closing and the execution and delivery to the Lender of the Note, and shall continue in full force and effect until all of the Obligations have been paid in full. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, agreements, representations and warranties by or on behalf of Borrower which are contained in this Agreement and the Other Agreements shall inure to the benefit of the successors and assigns of the Lender.

     10.13. Assignment. The Lender may assign its rights and obligations under this Agreement and the Other Agreements without the consent of the Borrower; provided, however, that no such assignment shall result in terms or conditions less favorable to Borrower. The Borrower may not assign any of its rights of obligations under this Agreement or the Other Agreements without the prior written consent of the Lender.

     10.14. Severability. If any term, provision or condition, or any part thereof, of this Agreement or any of the Other Agreements shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement, the Note, and the Other Agreements shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

     10.15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

     10.16. Headings/ Use of Terms. The headings and sub-headings contained in this Agreement are intended to be used for convenience only and do not constitute part of this Agreement. The use of any gender or the neuter herein shall also refer to the other gender or the neuter and the use of the plural shall also refer to the singular, and vice versa.

     10.17. Further Assurances. The Borrower will, upon demand of the Lender, make, execute, acknowledge and deliver all such further and supplemental indentures of mortgage, deeds of trust, mortgages, financing statements, continuation statements, security agreements and/or any other instruments and conveyances as may be reasonably requested by the Lender to effectuate the intention of this Agreement and to provide for the securing and payment of the principal of and interest on the Note according to the terms thereof.

     10.18. Lender's Approval. Wherever prior written approval of Lender is required under the terms and conditions of this Agreement, Lender hereby agrees to not unreasonably withhold said approval.

     10.19. Merger and Integration. This Agreement and the attached exhibits and matters incorporated by reference contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein, shall be valid or binding.

     10.20. Schedule 1. Schedule 1 attached hereto is an integral part of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.


                                 MADISON RIVER LTD FUNDING CORP.

                                 By: J. Stephen Vanderwoude
                                    -----------------------------------------
                                 Title: Chairman and Chief Executive Officer
                                       --------------------------------------

(SEAL)

Attest: Paul H. Sunu
       --------------------------
           Secretary

                                 RURAL TELEPHONE FINANCE COOPERATIVE

                                 By: Kenneth C. Fried
- ------                              ---------------------------------
(SEAL)
                                       Assistant Secretary-Treasurer

Attest: Robert Dyson
       --------------------------------
         Assistant Secretary-Treasurer

                                  SCHEDULE 1

1.   The "Commitment" shall mean $506,753,501.00

2. The Mortgage defined in Section 1 is the Mortgage and Security Agreement by and between Borrower and Lender dated as of even date herewith.

3.   The months relating to the Payment Date are February, May, August and
     November.

4.   The method of amortization referred to in Section 2.03 shall be as follows:

     For loan funds that are currently outstanding, payment shall be based on the established principal repayment schedule. For unadvanced portions of the Assumed Loans method shall be level debt service.

5. Section 2.05 refers to existing SCCs to be transferred to Borrower as set forth below:

- --------------------------------------------------------------------------------------------------
               Issued to                    Total Amount            Attributable to New Note
==================================================================================================
         Gulf Telephone Company             $13,838,889                    NC813-9004
- --------------------------------------------------------------------------------------------------
         Coastal Utilities, Inc.            $10,868,889                    NC813-9006
- --------------------------------------------------------------------------------------------------

The following 5% SCCs shall be cancelled and the amounts credited to towards the purchase of new 10% SCCs as follows:

- ---------------------------------------------------------------------------------------------------------------
           Issue To                 5% SCC Amount           New 10% SCC Amount      Attributable to New Note
===============================================================================================================
         Mebtel, Inc.               $1,081,451.64              $2,166,377.00               NC813-9001
- ---------------------------------------------------------------------------------------------------------------
 Gallatin River Holdings LLC        $6,159,631.00              $12,405,406.00              NC813-9002
- ---------------------------------------------------------------------------------------------------------------
        Madison River               $3,684,211.00              $7,666,667.00               NC813-9003
     Management  Company
- ---------------------------------------------------------------------------------------------------------------

6. The date of Borrower's financial statement referred to in Section 4.06 is not applicable.

7. The chief place of business referred to in Section 4.12 and address of Borrower referred to in Section 10.07 is 103 South Fifth Street, P.O. Box 430, Mebane, NC 27302.

8.   The government authorities referred to in Section 4.13 are: None.

9.   The special conditions referred to in Section 5.05 are as follows: None.

10. The purpose referred to in Section 6.05 is to assume the obligations of the Existing Borrowers and to purchase SCCs.

11. The special affirmative covenants referred to in Section 6.06 are as follows: None.

12.  The special negative covenants referred to in Section 7.04 are as follows:
     None.

13.  "Outstanding Loans" are as follows:

- --------------------------------------------------------------------------------------------------------------------
Existing             Loan Designation   Original Amount    Type of Loan       Date               Maturity Date
Borrower
====================================================================================================================
Coastal Utilities,   GA543-9004         $108,688,889       Term               3/29/00            3/29/15
Inc.
- --------------------------------------------------------------------------------------------------------------------
Coastal Utilities,   GA543-5107         $10,000,000        Secured  Revolving 3/29/00            3/29/05
Inc.                                                       Line of Credit
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       NC601 A-01         $123,192,631       Term               10/30/98           10/30/13
Communications, LLC
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       NC601 S-01         $10,000,000        Secured  Revolving 10/30/98           10/30/03
Communications, LLC                                        Line of Credit
- --------------------------------------------------------------------------------------------------------------------
Gulf Telephone       AL506 A-01         $138,388,889       Term               9/29/99            9/29/14
Company
- --------------------------------------------------------------------------------------------------------------------
Gulf Telephone       AL506 A-02         $7,777,778         Term               9/29/99            9/29/14
Company
- --------------------------------------------------------------------------------------------------------------------
Gulf Telephone       AL506 S-07         $10,000,000        Secured  Revolving 9/29/99            9/29/04
Company                                                    Line of Credit
- --------------------------------------------------------------------------------------------------------------------
Madison River        NC810 A-01         $73,684,211        Term               10/30/98           10/30/13
Management Company
- --------------------------------------------------------------------------------------------------------------------
Mebtel, Inc.         NC508 A-01         $23,290,526        Term               1/16/98            1/16/13
- --------------------------------------------------------------------------------------------------------------------
Mebtel, Inc.         NC508 A-01         $1,000,000         Secured  Revolving 1/16/98            1/16/03
                                                           Line of Credit
- --------------------------------------------------------------------------------------------------------------------

14.  "Outstanding Pledges" are as follows:

- --------------------------------------------------------------------------------------------------------------------
Existing Pledgor     Loan Designation   Original Amount    Type of Loan       Date of Pledge     Existing Borrower
                                                                              Agreement
====================================================================================================================
Coastal Communi-     GA543-9004         $108,688,889       Term               3/29/00            Coastal
Cations, Inc.                                                                                    Utilities, Inc.
- --------------------------------------------------------------------------------------------------------------------
Coastal Communi-     GA543-5107         $10,000,000        Secured Revolving  3/29/00            Coastal
Cations, Inc.                                              Line of Credit                        Utilities, Inc.
- --------------------------------------------------------------------------------------------------------------------
Coastal Utilities,   GA543-9004         $108,688,889       Term               3/29/00            Coastal
Inc.                                                                                             Utilities, Inc.
- --------------------------------------------------------------------------------------------------------------------
Coastal Utilities,   GA543-5107         $10,000,000        Secured Revolving  3/29/00            Coastal
Inc.                                                       Line of Credit                        Utilities, Inc.
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       NC601 A-01         $123,192,631       Term               10/30/98           Gallatin River
Holdings L.L.C.                                                                                  Communications,
                                                                                                 LLC
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       NC601 S-01         $10,000,000        Secured Revolving  10/30/98           Gallatin River
Holdings L.L.C.                                            Line of Credit                        Communications,
                                                                                                 LLC
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       NC810 A-01         $73,684,211        Term               10/30/98           Madison River
Holdings L.L.C.                                                                                  Management Company
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       AL506 A-01         $138,388,889       Term               9/29/99            Gulf Telephone
Holdings L.L.C.                                                                                  Company
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       AL506 A-02         $7,777,778         Term               9/29/99            Gulf Telephone
Holdings L.L.C.                                                                                  Company
- --------------------------------------------------------------------------------------------------------------------
Gallatin River       AL506 S-07         $10,000,000        Secured Revolving  9/29/99            Gulf Telephone
Holdings L.L.C.                                            Line of Credit                        Company
- --------------------------------------------------------------------------------------------------------------------
Gulf Coast           AL506 A-01         $138,388,889       Term               9/29/99            Gulf Telephone
Services, Inc.                                                                                   Company
- --------------------------------------------------------------------------------------------------------------------
Gulf Coast           AL506 A-02         $7,777,778         Term               9/29/99            Gulf Telephone
Services, Inc.                                                                                   Company
- --------------------------------------------------------------------------------------------------------------------
Gulf Coast           AL506 S-07         $10,000,000        Secured Revolving  9/29/99            Gulf Telephone
Services, Inc.                                             Line of Credit                        Company
- --------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------
Existing Pledgor     Loan Designation   Original Amount    Type of Loan       Date of Pledge     Existing Borrower
                                                                              Agreement
====================================================================================================================
Madison River        AL506 A-01         $138,388,889       Term               9/29/99            Gulf Telephone
Capital, LLC                                                                                     Company
- --------------------------------------------------------------------------------------------------------------------
Madison River        AL506 A-02         $7,777,778         Term               9/29/99            Gulf Telephone
Capital, LLC                                                                                     Company
- --------------------------------------------------------------------------------------------------------------------
Madison River        AL506 S-07         $10,000,000        Secured Revolving  9/29/99            Gulf Telephone
Capital, LLC                                               Line of Credit                        Company
- --------------------------------------------------------------------------------------------------------------------
Madison River        NC810 A-01         $73,684,211        Term               10/30/98           Madison River
Telephone Company,                                                                               Management Company
LLC
- --------------------------------------------------------------------------------------------------------------------

15.  "Outstanding Guaranties" are as follows:

- -------------------------------------------------------------------------------------------------------------------------
Existing Guarantor    Loan Designation    Original Amount     Type of Loan        Date of Guaranty    Existing Borrower
=========================================================================================================================
Gallatin River        NC810 A-01          $73,684,211         Term                10/30/98            Madison River
Holdings L.L.C.                                                                                       Management Company
- -------------------------------------------------------------------------------------------------------------------------
Gallatin River        NC601 A-01          $123,192,631        Term                10/30/98            Gallatin River
Holdings L.L.C.                                                                                       Communications,
                                                                                                      LLC
- -------------------------------------------------------------------------------------------------------------------------
Gallatin River        NC601 S-01          $10,000,000         Secured Revolving   10/30/98            Gallatin River
Holdings L.L.C.                                               Line of Credit                          Communications,
                                                                                                      LLC
- -------------------------------------------------------------------------------------------------------------------------
Gulf Long Distance,   AL506 A-01          $138,388,889        Term                9/29/99             Gulf Telephone
Inc.                                                                                                  Company
- -------------------------------------------------------------------------------------------------------------------------
Gulf Long Distance,   AL506 A-02          $7,777,778          Term                9/29/99             Gulf Telephone
Inc.                                                                                                  Company
- -------------------------------------------------------------------------------------------------------------------------
Gulf Long Distance,   AL506 S-07          $10,000,000         Secured Revolving   9/29/99             Gulf Telephone
Inc.                                                          Line of Credit                          Company
- -------------------------------------------------------------------------------------------------------------------------

16.  "Note" includes the following:

- ---------------------------------------------------------------------------------------------------------------------
Principal Amount         Type                   Date                   Maturity Date          Loan Designation
=====================================================================================================================
      $21,663,773                 Term             Even date hereof           1/16/13               NC813-9001
- ---------------------------------------------------------------------------------------------------------------------
      $124,054,065                Term             Even date hereof           10/30/13              NC813-9002
- ---------------------------------------------------------------------------------------------------------------------
      $76,666,667                 Term             Even date hereof           10/30/13              NC813-9003
- ---------------------------------------------------------------------------------------------------------------------
      $136,902,329                Term             Even date hereof           9/29/14               NC813-9004
- ---------------------------------------------------------------------------------------------------------------------
       $7,777,778                 Term             Even date hereof           9/29/14               NC813-9005
- ---------------------------------------------------------------------------------------------------------------------
      $108,688,889                Term             Even date hereof           3/29/15               NC813-9006
- ---------------------------------------------------------------------------------------------------------------------
      $31,000,000          Secured Revolving       Even date hereof           3/29/05               NC813-5101
                             Line of Credit
- ---------------------------------------------------------------------------------------------------------------------

17. The "Amended Pledges" are the Amended Pledge and Security Agreements dated as of even date herewith by and between Lender and the following: Gallatin River Holdings L.L.C.; Gulf Coast Services, Inc.; Madison River Capital LLC; Coastal Communications, Inc.; and Coastal Utilities, Inc.

18. The "New Pledges" are the Pledge and Security Agreements dated as of even date herewith by and between Lender and the following: Madison River Holdings Corp.; Madison River Management Company and Madison River LTD Funding Corp.

19.  The "New Guaranties" are as follows:

- -------------------------------------------------------------------------------------------------------------------------
     Guarantor         Loan Designation   Amount of Guaranty     Type of Loan     Date                Loan Amount
=========================================================================================================================
 Coastal Utilities,       NC813-9006         $108,688,889            Term         Even Date Herewith     $108,688,889
        Inc.
- -------------------------------------------------------------------------------------------------------------------------
 Coastal Utilities,       NC813-5101         $10,000,000      Secured Revolving   Even Date Herewith     $31,000,000
        Inc.                                                    Line of Credit
- -------------------------------------------------------------------------------------------------------------------------
   Gallatin River         NC813-9002         $123,192,631            Term         Even Date Herewith     $124,054,064
Communications, LLC
- -------------------------------------------------------------------------------------------------------------------------
   Gallatin River         NC813-5101         $10,000,000      Secured Revolving   Even Date Herewith     $31,000,000
Communications, LLC                                             Line of Credit
- -------------------------------------------------------------------------------------------------------------------------
   Gallatin River         NC813-9003         $73,684,211             Term         Even Date Herewith     $73,684,211
  Holdings L.L.C.
- -------------------------------------------------------------------------------------------------------------------------
   Gallatin River         NC813-9002         $123,192,631            Term         Even Date Herewith     $124,054,064
  Holdings L.L.C.
- -------------------------------------------------------------------------------------------------------------------------
   Gallatin River         NC813-5101         $10,000,000      Secured Revolving   Even Date Herewith     $31,000,000
  Holdings L.L.C.                                               Line of Credit
- -------------------------------------------------------------------------------------------------------------------------
Gulf Long Distance,       NC813-9004         $136,902,329            Term         Even Date Herewith     $136,902,329
        Inc
- -------------------------------------------------------------------------------------------------------------------------
Gulf Long Distance,       NC813-9005          $7,777,778             Term         Even Date Herewith      $7,777,778
        Inc
- -------------------------------------------------------------------------------------------------------------------------
Gulf Long Distance,       NC813-5101         $10,000,000      Secured Revolving   Even Date Herewith     $10,000,000
        Inc                                                     Line of Credit
- -------------------------------------------------------------------------------------------------------------------------
   Gulf Telephone         NC813-9004         $136,902,329            Term         Even Date Herewith     $136,902,329
      Company
- -------------------------------------------------------------------------------------------------------------------------
   Gulf Telephone         NC813-9005          $7,777,778             Term         Even Date Herewith      $7,777,778
      Company
- -------------------------------------------------------------------------------------------------------------------------
   Gulf Telephone         NC813-5101         $10,000,000      Secured Revolving   Even Date Herewith     $31,000,000
      Company                                                   Line of Credit
- -------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------
    Mebtel, Inc.          NC813-9001         $21,663,773             Term         Even Date Herewith     $23,290,526
- -------------------------------------------------------------------------------------------------------------------------
    Mebtel, Inc.          NC813-5101          $1,000,000      Secured Revolving   Even Date Herewith     $31,000,000
                                                                Line of Credit
- -------------------------------------------------------------------------------------------------------------------------
   Madison River      NC813-9001; 9002;      $506,753,501       Term (6 notes)    Even Date Herewith     $505,397,797
 Management Company   9003; 9004; 9005;                          and Secured
                       9005; 9006; 5101                       Revolving Line of
                                                                    Credit
- -------------------------------------------------------------------------------------------------------------------------

20.  The interest rate per annum for "Fixed Rates" are as follows:

- ------------------------------------------------------------------------------------------------------------------
        Loan #         Interest   Current       Amount Fixed     Base Fixed  Rate      Applicable    Expiration
                       Rate Adder Rate Mode                         Rate     Period       Rate          Date
                                                                              (Yrs)
==================================================================================================================
      NC813-9001        50 b.p.     Fixed       $15,000,000         6.30%       5         6.50%       09/10/03
- ------------------------------------------------------------------------------------------------------------------
      NC813-9001        50 b.p.     Fixed      $7,192,146.41        8.05%       3         8.15%       04/11/03
- ------------------------------------------------------------------------------------------------------------------
      NC813-9002        75 b.p.     Fixed       $123,192,632        6.25%       6         6.70%       11/20/04
- ------------------------------------------------------------------------------------------------------------------
      NC813-9003        75 b.p.     Fixed       $73,434,211         8.05%       3         8.40%       04/11/03
- ------------------------------------------------------------------------------------------------------------------
      NC813-9004        35 b.p.     Fixed       $136,902,329        8.05%       5         8.40%       10/07/04
- ------------------------------------------------------------------------------------------------------------------
      NC813-9005        35 b.p.     n.a.             $0             n.a.       n.a.       n.a.          n.a.
- ------------------------------------------------------------------------------------------------------------------
      NC813-9006        50 b.p.     Fixed       $108,688,889        8.00%       5         8.50%       04/25/05
- ------------------------------------------------------------------------------------------------------------------

21. Lender and Borrower acknowledge and agree that the affirmative and negative covenants in Sections 6 and 7 of this Agreement supercede and replace any and all of the covenants in the loan agreements evidencing the Outstanding Loans by and between Lender and Existing Borrowers.

                            SECURED PROMISSORY NOTE

$21,663,773                                                  December 29 , 2000

MADISON RIVER LTD FUNDING CORP., a Delaware corporation (herein called the "Borrower"), for value received hereby promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of RURAL TELEPHONE FINANCE COOPERATIVE (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other location as the Payee may designate, in lawful money of the United States, the sum of Twenty-one Million Six Hundred Sixty-three Thousand Seven Hundred Seventy-three dollars ($21,663,773) pursuant to that certain Loan Agreement dated as of even date herewith, between the Borrower and the Payee as it may be amended from time to time (herein called the "Loan Agreement"), on the dates provided for in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on January 16, 2013, such date being the Maturity Date), with interest thereon in like money at the rate or rates and payable at the times provided in said Loan Agreement together with any other amount payable under the Loan Agreement.

This Note is secured under a Mortgage And Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as it may have been or shall be supplemented, amended, restated or consolidated from time to time (herein called the "Mortgage") and a certain Pledge and Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as well as a certain Pledge and Security Agreement dated as of even date herewith by and between Madison River Holdings Corp. and the Payee, a certain Pledge and Security Agreement dated as of even date hereof by and between Madison River Management Company and Payee, a certain Secured Guaranty by Mebtel, Inc. in favor of the Payee, a certain Secured Guaranty by Madison River Management Company in favor of the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Mebtel, Inc. and the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Madison River Management Company and the Payee, and certain Amended Pledge and Security Agreements each dated as of even date herewith by and between the Payee and each of the following entities: Coastal Communications, Inc.; Coastal Utilities, Inc.; Gallatin River Holdings L.L.C.; Gulf Coast Services, Inc.; and Madison River Capital, LLC. This Note is the Note referred to as NC813-9001 in, and has been executed and delivered pursuant to, the Loan Agreement.

The principal hereof and interest accrued thereon and any other amount due under the Loan Agreement may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage or Loan Agreement.

IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its authorized officers, all as of the day and year first above written.

                                    By: J. Stephen Vanderwoude
                                       -----------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                          --------------------------------------
(SEAL)

Attest: Paul H. Sunu
       -----------------------------
             (Secretary)

Loan No.: NC813-9001
15038-1

                            SECURED PROMISSORY NOTE

$124,054,065                                                   December 29, 2000

MADISON RIVER LTD FUNDING CORP., a Delaware corporation (herein called the "Borrower"), for value received hereby promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of RURAL TELEPHONE FINANCE COOPERATIVE (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other location as the Payee may designate, in lawful money of the United States, the sum of One Hundred Twenty-four Million Fifty-four Thousand Sixty-five dollars ($124,054,065) pursuant to that certain Loan Agreement dated as of even date herewith, between the Borrower and the Payee as it may be amended from time to time (herein called the "Loan Agreement"), on the dates provided for in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on October 30, 2013, such date being the Maturity Date), with interest thereon in like money at the rate or rates and payable at the times provided in said Loan Agreement together with any other amount payable under the Loan Agreement.

This Note is secured under a Mortgage And Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as it may have been or shall be supplemented, amended, restated or consolidated from time to time (herein called the "Mortgage") and a certain Pledge and Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as well as a certain Pledge and Security Agreement dated as of even date herewith by and between Madison River Holdings Corp. and the Payee, a certain Pledge and Security Agreement dated as of even date hereof by and between Madison River Management Company and Payee, a certain Secured Guaranty by Gallatin River Communications L.L.C. and Gallatin River Holdings L.L.C. in favor of the Payee, a certain Secured Guaranty by Madison River Management Company in favor of the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Gallatin River Communications L.L.C. and the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Madison River Management Company and the Payee, and certain Amended Pledge and Security Agreements each dated as of even date herewith by and between the Payee and each of the following entities: Coastal Communications, Inc.; Coastal Utilities, Inc.; Gallatin River Holdings L.L.C.; Gulf Coast Services, Inc.; and Madison River Capital, LLC. This Note is the Note referred to as NC813-9002 in, and has been executed and delivered pursuant to, the Loan Agreement.

The principal hereof and interest accrued thereon and any other amount due under the Loan Agreement may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage or Loan Agreement.

IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its authorized officers, all as of the day and year first above written.

                                    By: J. Stephen Vanderwoude
                                       -----------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                          --------------------------------------
(SEAL)
Attest: Paul H. Sunu
       -----------------------------
             (Secretary)

Loan No.:  NC813-9002
15043-1

                            SECURED PROMISSORY NOTE

$76,666,667                                                December 29, 2000

MADISON RIVER LTD FUNDING CORP., a Delaware corporation (herein called the "Borrower"), for value received hereby promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of RURAL TELEPHONE FINANCE COOPERATIVE (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other location as the Payee may designate, in lawful money of the United States, the sum of Seventy-six Million Six Hundred Sixty-six Thousand Six Hundred Sixty-seven dollars ($76,666,667) pursuant to that certain Loan Agreement dated as of even date herewith, between the Borrower and the Payee as it may be amended from time to time (herein called the "Loan Agreement"), on the dates provided for in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on October 30, 2013, such date being the Maturity Date), with interest thereon in like money at the rate or rates and payable at the times provided in said Loan Agreement together with any other amount payable under the Loan Agreement.

This Note is secured under a Mortgage And Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as it may have been or shall be supplemented, amended, restated or consolidated from time to time (herein called the "Mortgage") and a certain Pledge and Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as well as a certain Pledge and Security Agreement dated as of even date herewith by and between Madison River Holdings Corp. and the Payee, a certain Secured Guaranty by Madison River Management Company in favor of the Payee, a certain Pledge and Security Agreement dated as of even date hereof by and between Madison River Management Company and Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Madison River Management Company and the Payee, and certain Amended Pledge and Security Agreements each dated as of even date herewith by and between the Payee and each of the following entities: Coastal Communications, Inc.; Coastal Utilities, Inc.; Gallatin River Holdings L.L.C.; Gulf Coast Services, Inc.; and Madison River Capital, LLC. This
Note is the Note referred to as NC813-9003 in, and has been executed and delivered pursuant to, the Loan Agreement.

The principal hereof and interest accrued thereon and any other amount due under the Loan Agreement may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage or Loan Agreement.

IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its authorized officers, all as of the day and year first above written.

                                    By: J. Stephen Vanderwoude
                                       -----------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                          --------------------------------------
(SEAL)

Attest: Paul H. Sunu
       -----------------------------
             (Secretary)

Loan No.:  NC813-9003
15040-1

                            SECURED PROMISSORY NOTE

$136,902,329                                                 December 29, 2000

MADISON RIVER LTD FUNDING CORP., a Delaware corporation (herein called the "Borrower"), for value received hereby promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of RURAL TELEPHONE FINANCE COOPERATIVE (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other location as the Payee may designate, in lawful money of the United States, the sum of One Hundred Thirty-six Million Nine Hundred Two Thousand Three Hundred Twenty-nine dollars ($136,902,329) pursuant to that certain Loan Agreement dated as of even date herewith, between the Borrower and the Payee as it may be amended from time to time (herein called the "Loan Agreement"), on the dates provided for in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on September 29, 2014, such date being the Maturity Date), with interest thereon in like money at the rate or rates and payable at the times provided in said Loan Agreement together with any other amount payable under the Loan Agreement.

This Note is secured under a Mortgage And Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as it may have been or shall be supplemented, amended, restated or consolidated from time to time (herein called the "Mortgage") and a certain Pledge and Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as well as a certain Pledge and Security Agreement dated as of even date herewith by and between Madison River Holdings Corp. and the Payee, a certain Pledge and Security Agreement dated as of even date hereof by and between Madison River Management Company and Payee, a certain Secured Guaranty by Gulf Telephone Company and Gulf Long Distance, Inc. in favor of the Payee, a certain Secured Guaranty by Madison River Management Company in favor of the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Gulf Telephone Company and the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Gulf Long Distance, Inc. and Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Madison River Management Company and the Payee, and certain Amended Pledge and Security Agreements each dated as of even date herewith by and between the Payee and each of the following entities: Coastal Communications, Inc.; Coastal Utilities, Inc.; Gallatin River Holdings L.L.C.; Gulf Coast Services, Inc.; and Madison River Capital, LLC. This
Note is the Note referred to as NC813-9004 in, and has been executed and delivered pursuant to, the Loan Agreement.

The principal hereof and interest accrued thereon and any other amount due under the Loan Agreement may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage or Loan Agreement.

IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its authorized officers, all as of the day and year first above written.

                                    By: J. Stephen Vanderwoude
                                       -----------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                          --------------------------------------
(SEAL)
Attest: Paul H. Sunu
       -----------------------------
             (Secretary)

Loan No.:  NC813-9004
15041-1

                            SECURED PROMISSORY NOTE

$7,777,778                                                December 29, 2000

MADISON RIVER LTD FUNDING CORP., a Delaware corporation (herein called the "Borrower"), for value received hereby promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of RURAL TELEPHONE FINANCE COOPERATIVE (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other location as the Payee may designate, in lawful money of the United States, the sum of Seven Million Seven Hundred Seventy-seven Thousand Seven Hundred Seventy-eight dollars ($7,777,778) pursuant to that certain Loan Agreement dated as of even date herewith, between the Borrower and the Payee as it may be amended from time to time (herein called the "Loan Agreement"), on the dates provided for in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on September 29, 2014, such date being the Maturity Date), with interest thereon in like money at the rate or rates and payable at the times provided in said Loan Agreement together with any other amount payable under the Loan Agreement.

This Note is secured under a Mortgage And Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as it may have been or shall be supplemented, amended, restated or consolidated from time to time (herein called the "Mortgage") and a certain Pledge and Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as well as a certain Pledge and Security Agreement dated as of even date herewith by and between Madison River Holdings Corp. and the Payee, a certain Pledge and Security Agreement dated as of even date hereof by and between Madison River Management Company and Payee, a certain Secured Guaranty by Gulf Telephone Company and Gulf Long Distance, Inc. in favor of the Payee, a certain Secured Guaranty by Madison River Management Company in favor of the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Gulf Telephone Company and the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Gulf Long Distance, Inc. and the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Madison River Management Company and the Payee, and certain Amended Pledge and Security Agreements each dated as of even date herewith by and between the Payee and each of the following entities: Coastal Communications, Inc.; Coastal Utilities, Inc.; Gallatin River Holdings L.L.C.; Gulf Coast Services, Inc.; and Madison River Capital, LLC. This
Note is the Note referred to as NC813-9005 in, and has been executed and delivered pursuant to, the Loan Agreement.

The principal hereof and interest accrued thereon and any other amount due under the Loan Agreement may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage or Loan Agreement.

IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its authorized officers, all as of the day and year first above written.

                                    By: J. Stephen Vanderwoude
                                       -----------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                          --------------------------------------
(SEAL)
Attest: Paul H. Sunu
       -----------------------------
             (Secretary)

Loan No.:  NC813-9005
15042-1

                            SECURED PROMISSORY NOTE

$108,688,889                                                 December 29, 2000

MADISON RIVER LTD FUNDING CORP., a Delaware corporation (herein called the "Borrower"), for value received hereby promises to pay, without setoff, deduction, recoupment or counterclaim, to the order of RURAL TELEPHONE FINANCE COOPERATIVE (herein called the "Payee") at the Payee's office in Herndon, Virginia, or such other location as the Payee may designate, in lawful money of the United States, the sum of One Hundred Eight Million Six Hundred Eighty-eight Thousand Eight Hundred Eighty-nine dollars ($108,688,889) pursuant to that certain Loan Agreement dated as of even date herewith, between the Borrower and the Payee as it may be amended from time to time (herein called the "Loan Agreement"), on the dates provided for in the Loan Agreement (except that if not sooner paid, any balance shall be due and payable on March 29, 2015, such date being the Maturity Date), with interest thereon in like money at the rate or rates and payable at the times provided in said Loan Agreement together with any other amount payable under the Loan Agreement.

This Note is secured under a Mortgage And Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as it may have been or shall be supplemented, amended, restated or consolidated from time to time (herein called the "Mortgage") and a certain Pledge and Security Agreement dated as of even date herewith by and between the Borrower and the Payee, as well as a certain Pledge and Security Agreement dated as of even date herewith by and between Madison River Holdings Corp. and the Payee, a certain Pledge and Security Agreement dated as of even date hereof by and between Madison River Management Company and Payee, a certain Secured Guaranty by Coastal Utilities, Inc. in favor of the Payee, a certain Secured Guaranty by Madison River Management Company in favor of the Payee, a Second Modification To Deed To Secure Debt and Security Agreement dated as of even date herewith by and between Coastal Utilities, Inc. and the Payee, a Modification to Mortgage and Security Agreement dated as of even date herewith by and between Madison River Management Company and the Payee, and certain Amended Pledge and Security Agreements each dated as of even date herewith by and between the Payee and each of the following entities: Coastal Communications, Inc.; Coastal Utilities, Inc.; Gallatin River Holdings L.L.C.; Gulf Coast Services, Inc.; and Madison River Capital, LLC. This Note is the Note referred to as NC813-9006 in, and has been executed and delivered pursuant to, the Loan Agreement.

The principal hereof and interest accrued thereon and any other amount due under the Loan Agreement may be declared to be forthwith due and payable in the manner, upon the conditions, and with the effect provided in the Mortgage or Loan Agreement.

IN WITNESS WHEREOF the Borrower has caused this Note to be signed in its corporate name and its corporate seal to be hereunto affixed and to be attested by its authorized officers, all as of the day and year first above written.

                                    By: J. Stephen Vanderwoude
                                       -----------------------------------------
                                    Title: Chairman and Chief Executive Officer
                                          --------------------------------------
(SEAL)
Attest: Paul H. Sunu
       -----------------------------
             (Secretary)

Loan No.: NC813-9006
15037-1